                          AGREEMENT FOR ESTABLISHMENT
                           OF CLASS DISTRIBUTION FUND
                   AND ELECTION OF SUCCESSOR GENERAL PARTNER



         This Agreement for Establishment of Class Distribution Fund and Election of Successor General Partner ("Agreement"), dated as of December 15, 1997, is made by and among Syntek Asset Management, L.P. ("Syntek"), the General Partner of National Realty, L.P. (the "Partnership"), the Partnership, the National Realty, L.P. Oversight Committee (the "Committee"), Joseph B. Moorman ("Moorman"), James F. Fotenos ("Class Counsel"), and Invenex, a California corporation ("Invenex"), and shall be effective on the parties on the terms set forth herein.


                               R E C I T A L S

         A. Pursuant to a Settlement Agreement, dated as of May 9, 1990, the plaintiffs, Joseph B. Moorman, et al., and defendants, the Partnership, National Operating, L.P., Syntek, Gene E. Phillips, William S. Friedman, Robert
A. McNeil, and Shearson Lehman Hutton, Inc., successor-in-interest to defendant E.F. Hutton & Company, Inc., agreed to settle a class action litigation matter filed in the Superior Court (the "Court") of the State of California in and for the County of San Mateo, Case No. 322135, captioned as Moorman, et al., v. Southmark Corporation, et al.

         B. In furtherance of the provisions set forth in the Settlement Agreement, the parties to this Agreement desire to proceed with the election of a successor general partner to Syntek, as general partner of the Partnership, on the terms and conditions set forth in this Agreement.

         C. The parties have agreed that if Syntek nominates an affiliate of Syntek ("Syntek Affiliate") on the terms and conditions set forth in this Agreement, the parties to this Agreement (i) will not oppose the election of the Syntek Affiliate and (ii) will not propose, or otherwise assist, a candidate to run against the Syntek Affiliate.

         D. The Partnership has agreed to contribute, on the terms and conditions set forth in this Agreement, $1,900,000 plus the Partnership's interests, subject to wrap mortgages, in five specified properties (the "Properties") to an entity (the "Class Entity") which will be owned by the Class Members and managed for the benefit of the Class Members.

         E. The parties to this Agreement have agreed to submit this Agreement to the Supervising Judge, The Honorable Thomas M. Jenkins, for the approval of the Court.



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




         F. The parties to this Agreement now desire to set forth their intentions and agreements with respect to the terms and conditions relating to the election of the Syntek Affiliate as the successor general partner to Syntek and the contribution by the Partnership of the cash and Properties to the Class Entity.


         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:


                                   AGREEMENT

         1. Nomination of Syntek Affiliate. Upon the Court's approval of this Agreement, Syntek shall provide formal notice to the parties of the nomination by Syntek of the Syntek Affiliate to stand for election as general partner of the Partnership. Syntek, for and on behalf of the Partnership, shall promptly prepare and file with the Securities and Exchange Commission a proxy statement or consent solicitation under the provisions of Section 14 of the Securities Exchange Act of 1934, as amended.

         2. Non-Opposition to Syntek Affiliate. Subject to the satisfaction of the conditions to the approval and establishment of the Class Entity, the parties to this Agreement have agreed that they will not oppose the election of the Syntek Affiliate nor will they propose any candidate to run against the Syntek Affiliate.

         3. Pro Rata Voting Requirement. All Units of the Partnership held by Syntek, or any affiliate of Syntek, shall be voted pro rata (without regard to abstentions) to the votes cast by the limited partners of the Partnership who are not affiliates of Syntek.

         4. Transfer of General Partner Interests/ Assumption of Notes. Upon the election and taking of office by the Syntek Affiliate, Syntek shall assign to the Syntek Affiliate all of Syntek's rights under the Agreement of Limited Partnership of the Partnership. At the same time, the Syntek Affiliate shall assume all of Syntek's obligations under the promissory note given to the Partnership by Syntek as partial consideration for Syntek's general partnership interest in the Partnership. As of September 30, 1997, the note had a principal balance of $4,175,593 plus accrued interest of approximately $6,900,000.

         5. Waiver of Exit Fee. Upon the election and taking of office of the Syntek Affiliate, Syntek shall, on its own behalf and its successors, waive all of its rights to the payment of any fee which may be required to be paid by the Partnership pursuant to Section 6.5 of the Settlement Agreement. As disclosed in the Partner ship's 1996 Annual Report of Form 10-K and the financial statements contained therein, the Managing General Partner of Syntek calculated the fee owed to Syntek to be $42 million at December 31, 1996.



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




         6. Resolution of Disputes. This Agreement resolves any and all disputes or claims arising under the Settlement Agreement among the parties to this Agreement. As consideration for the waiver by Syntek of any fees owed under Section 5 above, and its performance of this Agreement, Syntek shall have no obligation to pay any sums to the Partnership, the unitholders of the Partnership or the Class Members.

         7. (a) Treatment of the Class Entity as Qualified Settlement Fund. It is the intent of the parties that the Class Entity be treated and taxed as a "Qualified Settlement Fund" ("QSF") pursuant to the provisions of Section 1.468B-1 -- 1.468B-5 of the Treasury Regulations (the "QSF Regulations"). Each of the Partnership and the Class Entity shall treat and report the contribution of cash and Properties by the Partnership to the Class Entity contemplated hereby in accordance with the provisions of the QSF Regulations. The Class Entity shall, within the meaning of Treas. Reg. Section 1.468B-1(c)(1), remain subject to the continuing jurisdiction of the Court throughout the term of the existence of the Class Entity.

            (b) Issuance of Interests in the Class Entity. (i) The Class
Entity intends to qualify for the exemption (the "Exemption") provided by
Section 3(a)(10) of the Securities Act of 1933, as amended (the "Securities Act"), 15 U.S.C. Section 77c(a)(10), in connection with the issuance of interests (the "Interests") in the Class Entity to the Class Members. The Partnership agrees to cooperate with the Class Entity in perfecting the Exemption from registration of the Interests under the Securities Act. The parties understand that, as one condition to perfection of the Exemption, before issuance of any Interests in the Class Entity to the Class Members, the terms and conditions of the issuance must be approved, after a hearing upon the fairness of such terms and conditions at which all Class Members shall have the right to appear, by the Supervising Judge or the Court, as the case may be. If such approval is not obtained, or any other condition to the perfection of the Exemption is not met, then the Class Entity shall register the Interests, as required, pursuant to the provisions of the Securities Act. In such event the Partnership agrees to pay all costs and expenses reasonably incurred by the Class Entity to register and issue the Interests under the Securities Act to the Class Members, including, without limitation, attorneys' fees, audit fees, and printing and distribution expenses.

                (ii) The Class Entity shall issue the Interests to the Class Members pro rata to the Units of the Partnership initially issued by the Partnership to the Class Members upon the Partnership's organization in 1987. The Partnership agrees to provide its full cooperation to the Class Entity to locate Class Members who have moved ("Missing Class Members") since the last posting of their addresses on the list of Class Members (the "Class Members' List") maintained by the Partnership. The Class Entity agrees to exercise reasonable diligence to locate Missing Class Members. In the event that the Class Entity is unable to locate one or more Missing Class Members, then, no later than twelve (12) months from the date that the Class Entity first issues Interests to the Class Members, the Class Entity shall petition the Supervising Judge or the Court for instructions on the proper distribution of those Interests issuable to Missing Class Members pursuant to the provisions of
Section 384 of the Code of Civil Procedure. The Partnership agrees to cooperate with the Class Entity with respect to any such petition.


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





         8. Contribution of Properties. (a) Within fifteen days after the later to occur of the Court's approval of this Agreement and the Court's tentative approval of a business plan for the operation of the Class Entity (Section 15 hereof) (the last of such agreements to occur referred to as "Court Approval") and within five days of obtaining any required lender approval for the transfer of each Property (not to exceed sixty days), the Partnership shall transfer all of its right, title and interest in the following five Properties to the Class
Entity:

                        i.   Cross County Mall
                             Mattoon, Illinois

                       ii.   Harbor Plaza Shopping Center
                             Aurora, Colorado

                      iii.   Katella Plaza
                             Orange, California

                       iv.   Southern Palms Shopping Center
                             Tempe, Arizona

                        v.   Westwood Shopping Center
                             Tallahassee, Florida

            (b) The Partnership shall pay all closing costs of transferring the Properties to the Class Entity, including escrow fees, title insurance fees and expenses, and transfer taxes.

            (c) Invenex and Class Counsel shall have until January 19, 1998 (or, upon written notice by either of them to the other parties, until February 2, 1998) (the "Drop Dead Date") to complete their due diligence on the Properties. The Partnership agrees to fully cooperate with Invenex and Class Counsel to enable them to conduct their due diligence. The Partnership shall reimburse, upon demand, Invenex and Class Counsel for all expenses reasonably incurred by them in conducting such due diligence, including the cost of consultants, advisors, or experts retained by them to conduct such due diligence. Invenex or Class Counsel may terminate this Agreement, by notice in writing to the partes given on or prior to the close of business on the Drop Dead Date, in the event that Invenex or Class Counsel, in good faith, based upon their due diligence of the Properties, concludes that any of the representations made by the Partnership in Section 20 hereof is untrue in any material respect.

            (d) Neither Syntek nor any affiliate of Syntek shall charge or accept from the Partnership a fee, commission, or other compensation in connection with the transfer of the Properties to the Class Entity.

         9. Cash Contribution. Within fifteen days of the date of Court Approval, the Partnership shall contribute $1,900,000 in cash to the Class Entity.


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




         10. Issuance of Wrap Mortgages. The Partnership shall remain liable for the payment of all indebtedness currently encumbering the Properties. The Class Entity shall issue to the Partnership wrap mortgages in the aggregate principal amount of $32,050,000. The Class Entity shall issue a separate wrap mortgage to the Partnership on each of the Properties. The wrap mortgages shall be nonrecourse to the assets (other than the specific Property to which it relates) of the Class Entity and shall be nonrecourse to the assets of the directors or trustees of the Class Entity and to the assets of the Class Members. The wrap mortgages shall not contain cross- default provisions with respect to the other wrap mortgages issued by the Class Entity with respect to the Properties. The wrap mortgage indebtedness shall be for a term of no more than five years and shall bear interest at 7.75% per annum for years one through three, and shall bear interest at 10% per annum for years four through five. Interest only shall be payable on the wrap mortgage indebtedness, monthly. The wrap mortgage indebtedness may be prepaid at any time, in whole or in part, without premium or penalty. The Partnership shall not have the right to accelerate or exercise any right of foreclosure under the wrap mortgages for any failure by the Class Entity to pay interest on the wrap mortgages for the first 18 months of their terms, as long as the net operating income (before payment of management fees) generated by the Properties is insufficient to make any such interest payment(s) and to service all indebtedness senior to the wrap mortgages. In such event, the interest unpaid shall be added to the principal of the wrap mortgage(s), and bear interest at 7.75% or 10% per annum, as the case may be.

         11. Value of Properties. The parties acknowledge that the value of the Partnership's interest in the properties was appraised at $43,996,000 as of December 31, 1996. However, neither Syntek nor the Partnership warrants the value which may ultimately be realized by the Class Entity or the amount of distributions which Class Members may receive from the Class Entity.

         12. Invenex Fee and Reimbursement. The parties acknowledge and agree that Invenex has been instrumental in the negotiation of this Agreement and shall be responsible for the creation and operation of the Class Entity, subject to the supervision of the Class Entity's board of directors or trustees. From December 1, 1997, through the earlier of the date that the Properties are transferred to the Class Entity or this Agreement is terminated, the Partnership shall pay to Invenex a fee of $15,000 per month plus reimbursement of the reasonable costs and expenses incurred in negotiating and completing the transaction contemplated under this Agreement, conducting due diligence, inspecting the Properties and retaining experts. Such fee shall be paid on the first of each month.

         13. Additional Fees.  (a)   Other than as explicitly provided
hereby, any fees sought by attorneys or others in connection with this Agreement shall be submitted to the Class Entity for approval. Other than as explicitly provided hereby, any fees approved shall be paid by the Class Entity.

                (b) The fees and expenses of Fotenos & Suttle, P.C. in representing the Class Members in connection with this Agreement, its implementation, the organization of the Class Entity, and the issuance of Interests in the Class Entity to the Class Members, shall be as authorized by the Supervising Judge and shall be paid by the Partnership, monthly.



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




         14. Class Entity Costs. Other than as explicitly provided hereby, all costs of the organization and operation of the Class Entity, including legal fees, shall be the sole responsibility of the Class Entity.

         15. Structure and Operation of Class Entity. The Class Entity shall be managed by a board of directors or trustees, a majority of whose members shall by independent of the management of the Class Entity. The initial directors or trustees shall be nominated by Invenex and approved by Class Counsel and the Supervising Judge. The board of directors or trustees of the Class Entity shall, within 60 days of its organization, prepare and submit for approval of Class Counsel and for the tentative approval of the Supervising Judge a business plan for the operation of the Class Entity. The business plan, as so approved, shall be described in the notice transmitted to the Class Members, as contemplated by Section 7(b) hereof. The business plan shall be subject to the final approval of the Supervising Judge or Court, as the case may be, at the hearing contemplated by Section 7(b).

         16. Termination of the Settlement Agreement. (a) Upon the later to occur of (i) the organization of the Class Entity and the transfers to the Class Entity as contemplated by Sections 8 and 9 hereof, after approval by the Court, and (ii) the selection and taking of office of the successor general partner of the Partnership on the terms and conditions set forth in this Agreement, the Settlement Agreement and the Settlement Plan thereunder shall terminate.

             (b) Article 21 of the Partnership Agreement of the Partnership provides for indemnification by the Partnership of each "Indemnitee," as defined in the Partnership Agreement. Effective the date of termination of the Settlement Agreement hereunder, the Partnership agrees to indemnify the members of the Oversight Committee, and each of them, and the Committee's agents, advisors, attorneys, and affiliates (collectively, "Indemnified Persons"), in the same manner and to the full extent that each "Indemnitee" is indemnified pursuant to the provisions of Article 21 of the Partnership Agreement of the Partnership, in connection with the Indemnified Person's participation in the activities of the Oversight Committee under the Settlement Agreement.

             (c) Effective the date of termination of the Settlement
Agreement hereunder, the Partnership, on its own behalf and on behalf of each and every of its affiliates, hereby releases the Indemnified Persons, and each of them, from any and all claims, demands, rights, liabilities, and causes of action of every nature and description, known or unknown, arising out of or in connection with such Indemnified Person's participation in the activities of the Oversight Committee under the Settlement Agreement.

         17. Binding Agreement; Supervising Judge's Powers. The parties intend for this Agreement to be binding upon the parties upon the terms and conditions set forth herein and supersedes all prior drafts, understanding and agreements. This Agreement shall not be binding on any party hereto until it is executed by at least two of the members of the Oversight Committee and by each other party hereto. The parties hereby agree to submit to the Supervising Judge any dispute that arises in the parties' interpretation of this Agreement. The parties agree that the Supervising Judge can compel performance with this Agreement and the agreements contemplated hereby, in the absence of any mutual agreement by the


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




parties. In the event any dispute under this Agreement arises among the parties, within two business days of the notice of the disagreement, each party shall submit a written statement of their respective position on the dispute to the Supervising Judge, who shall select the position most in accordance with this Agreement. The parties in dispute shall submit such further or additional evidence in connection with any such dispute as ordered or requested by the Supervising Judge. This decision shall be final and binding upon the parties.

         18. Compounding of Interest. All references to interest payments in this Agreement, and the documents contemplated hereby, shall mean that such interest shall compound annually, unless a specific contrary provisions has been set forth herein.

         19. Additional Agreements. The following documents (and all other necessary documents) shall be prepared:

             A. The Proxy Statement/Consent Solicitation;

             B. The Assignment of Interests to Syntek Affiliate;

             C. The Assumption of Syntek's Note by Syntek Affiliate;

             D. Notice of Hearing to the Class Members as Required by Section
                3(a)(10) of the Securities Act;

             E. The Class Entity Business Plan;

             F. The Assignment of the Partnership's Interests in the
                Properties, including all additional documentation customarily employed in the transfer of commercial properties, including, without limitation, warranty deeds attesting to the transfer of good and marketable title to the Properties to the Class Entity; and

             G. The Wrap Mortgages on the Properties.

         20. Representations and Warranties.   Syntek, for and on behalf of the
Partnership, hereby represents and warrants to the other parties hereto that:

             A. The execution, delivery, and performance of this Agreement has been duly executed and delivered by the Partnership and constitutes the legal and valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, reorganization, or other similar laws now or hereinafter in effect, and subject to the equitable powers of the Court which has jurisdiction over the underlying litigation.

             B. The execution, delivery, and performance of this Agreement has been duly executed and delivered by Syntek and constitutes the legal and valid and binding obligation of Syntek, enforceable against Syntek in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, reorganization, or other similar laws now or hereinafter in effect, and subject to the equitable powers of the Court which has jurisdiction over the underlying litigation.

             C. The appraised value, as determined by the Partnership's independent appraisers, of the Properties was, at December 31, 1996, $43,996,000.

             D. The current principal of the aggregate indebtedness encumbering the Properties does not exceed $20,000,000.

             E. The Properties generated net operating income (before management fees) of $3,969,237 for the 11 months ended November 30, 1997, and are reasonably projected by the Partnership to generate no less than $4,500,000 in net operating income for the calendar year 1998 (before payment of management fees).

             F. The Properties generated cash flow, after payment of management fees, debt service, and repairs, but before payment of capital expenditures, of $1,469,228 for the 11 months ended November 30, 1997, and are reasonably projected to generate cash flow, after payment of debt service (assuming the wrap mortgages contemplated by Section 10 hereof were in place) and repairs, but before payment of management fees, of no less than $2,215,745 for the calendar year 1998.

             G. On transfer of the Properties to Class Entity, Class Entity shall have the full right, power, and authority to manage the Properties, subject only to the terms and provisions of the loan agreements and mortgages currently encumbering the Properties and, in the case of the Southern Palms Shopping Center, the joint venture agreement with the joint venture partner owning a 25% interest therein.

         21. Definitions. All terms not defined herein shall have the meaning set forth in the Partnership Agreement or Moorman Settlement Agreement, as applicable.

         22. Press Release. Within two (2) business days from the approval of this Agreement by the Court, or at such earlier date as the Partnership, upon the advice of its counsel, determines such disclosure is required by applicable securities law, the Partnership shall issue a press release describing the terms of this Agreement.

         23. Authorization. The signatories of this Agreement represent and warrant that their respective execution, delivery, and performance of this Agreement has been duly authorized.

         24. Failure to Elect Affiliates. If the Syntek Affiliate does not obtain the required vote to be elected, Syntek shall promptly nominate a non-affiliate to be the candidate as successor general partner. Syntek's affiliates will vote all of their Units in favor of the election of such non-affiliate and the non-affiliate shall take office as successor general partner on the same terms as set forth for the Syntek Affiliate under this Agreement.

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





         25. Miscellaneous.

             A. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contacts between California residents entered into and to be performed entirely within the State of California, without regard to the principles of conflict of laws, provided, however, the internal governance of the Amended and Restated Partnership Agreement and other Partnership documents shall be governed by the laws of Delaware.

             B. Successors and Assigns. Except as expressly set forth herein, no part of this Agreement or any rights, duties, or obligations de scribed herein shall be assigned or delegated without the express written consent of the parties hereto. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

             C. Entire Agreement; No Oral Agreements.  This Agreement,
                including the documents referred to herein, constitutes the full and entire understanding and agreement among the parties with regard to the subject hereof and supersedes all prior agreements and understanding, both written and oral. Each party expressly acknowledges that there are no agreements, oral or written, between the parties other than in this Agreement. EACH PARTY EXPRESSLY WAIVES THE RIGHT TO ASSERT THE EXISTENCE OF ANY ORAL AGREEMENTS WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN.

             D. Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail or commercial overnight courier (e.g., Federal Express, etc.), return receipt or confirmation of delivery required, or by facsimile transmission with voice confirmation of receipt, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                i. Syntek:

                   c/o Syntek Asset Management, Inc.
                   10670 North Central Expressway, Suite 600
                   Dallas, Texas  75231
                   Attention: Chief Executive Officer
                   Facsimile: (214) 373-0740

                   with a copy to:

                   Basic Capital Management, Inc.
                   10670 North Central Expressway, Suite 600
                   Dallas, Texas 75231
                   Attention: Robert A. Waldman, Senior Vice President
                              and General Counsel
                   Facsimile: (214) 373-0740

                ii. Partnership:

                    c/o Syntek (listed above)


               iii. Committee:

                    Kenneth R. Kelly, Chair
                    2533 Allen Drive
                    Auburn, California  95603
                    Facsimile:  (916) 878-9339

                    with a copy to:

                    McDonough, Holland & Allen
                    A Professional Corporation
                    555 Capitol Mall, 9th Floor
                    Sacramento, California  95814
                    Attention:  Julie Green
                    Facsimile:  (916) 444-8334

                iv. Invenex:

                    Ronald T. Baker
                    1940 Olivera Road, Suite E
                    Concord, California  94520
                    Facsimile: (510) 609-1808

                 v. Moorman:

                    Joseph B. Moorman
                    6851 Glen Lake Parkway, Apt. J
                    Atlanta, Georgia
                    Facsimile:  (404) 256-9882

                vi. Class Counsel:

                    James F. Fotenos
                    Fotenos & Suttle, P.C.
                    50 California Street, Suite 700
                    San Francisco, California 94111
                    Facsimile: (415) 398-1869


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




                E. Cooperation. All parties agree to execute and deliver such other documents, certificates, agreements, and other writings and to take such other actions as may be necessary or desirable in order to expeditiously consummate or implement the transactions contemplated by this Agreement.

                F. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                G. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party to this Agreement, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. all remedies, either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative (except as expressly set forth).

                H. Counterparts. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

                I. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                J. Ambiguities. the provisions of this Agreement shall be interpreted without regard to the drafting source and as if all parties drafted this Agreement in a reasonable manner to effect the purposes of the parties.


                Syntek, the Partnership, the Committee, Moorman, Invenex, and Class Counsel indicate their agreement to be bound by the terms of this Agreement by the signature of their authorized representatives below.

   NATIONAL REALTY, L.P.,                    By SYNTEK ASSET MANAGEMENT,
   a Delaware Limited Partnership               INC., a Texas Corporation, as
                                                Managing General Partner
By SYNTEK ASSET MANAGEMENT,
   L.P., a Delaware Limited Partnership,     By ___________________________________
   as General Partner                           Randall M. Paulson, President

                                             THE NATIONAL REALTY, L.P.
And ____________________________________     OVERSIGHT COMMITTEE
      Gene E. Phillips
                                             By ___________________________________
By SYNTEK ASSET MANAGEMENT,                     Kenneth R. Kelly
   L.P., a Delaware Limited Partnership,        Committee Chair

By SYNTEK ASSET MANAGEMENT,                  By ___________________________________
   INC., a Texas Corporation, as                Ronald T. Baker
   Managing General Partner                     Committee Member

By _____________________________________
   Randall M. Paulson, President
                                             ______________________________________
And ____________________________________        Joseph B. Moorman
       Gene E. Phillips                         On behalf of himself


                                             INVENEX

                                             By ___________________________________
                                                Ronald T. Baker, President


                                             CLASS COUNSEL

                                             ______________________________________
                                                James  F. Fotenos



                                     - 12 -